United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-21235
(Investment Company Act File Number)

Federated Hermes Premier Municipal Income Fund

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant’s Telephone Number)

Peter J. Germain, Esquire
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 2025/11/30

Date of Reporting Period: 2025/11/30

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2025

Federated Hermes Premier Municipal Income Fund
Fund Established 2002

Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2024 through November 30, 2025. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on X (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Premier Municipal Income Fund (the “Fund”), based on net asset value (NAV) for the 12-month reporting period ended November 30, 2025, was 1.12% for the Fund’s Common Shares (FMN).1 This total return consisted of 4.14% of tax-exempt dividends and reinvestments and depreciation of 3.02% in the NAV of the Common Shares.2 The Fund’s broad-based securities market index, the S&P Municipal Bond Index (SPMUNI),3 had a total return of 2.88% during the reporting period. The average total return of the Morningstar US Closed End Muni National Long category (MCEMNL),4 a peer group comparison for the Fund, was -0.29% during the reporting period. The Fund’s and the MCEMNL total returns reflected the effect of leverage, transaction costs and expenses, which were not reflected in the total return of the SPMUNI.
The Fund’s use of structural leverage had a negative net impact on Fund returns at NAV. Leverage amplified NAV declines as long-term municipal yields increased during the first half of the period and only partially reversed by period end. The cost of leverage decreased moderately as the Federal Reserve (the “Fed”) cut its target short-term interest rates by 75 basis points (0.75%). The dividend rate paid to preferred shareholders is linked to the Securities Industry and Financial Markets Association (SIMFA) Municipal Swap Index. This index fluctuates widely with municipal money market conditions and reflects the Fed’s policy changes. The four-week moving average of the SIFMA Municipal Swap Index, which smooths out the week-to-week volatility, started the period at 2.94%, peaked at 3.79% in April and ended the period at 2.67%.
Excluding the impact of leverage, the Fund’s portfolio modestly underperformed the SPMUNI. Yield curve5 positioning and municipal sector allocation contributed favorably to relative performance but were offset by the negative effect of security selection, duration6 management and allocation of exposures across different credit quality ratings.7
PERFORMANCE AT NAV
For the Period Ended November 30, 2025:
	Total Returns (Annualized)
	1-Year	3-Year	5-Year	10-Year	Current Yield[8]
FMN	1.12%	4.39%	-0.32%	2.35%	4.32%
Morningstar US Closed End Muni National Long Median	-0.14%	4.01%	-0.43%	2.22%	5.67%
PERFORMANCE AT MARKET PRICE
For the Period Ended November 30, 2025:
	Total Returns (Annualized)
	1-Year	3-Year	5-Year	10-Year	Dividend Yield[9]
FMN	3.11%	4.75%	-0.83%	1.80%	4.84%
Morningstar US Closed End Muni National Long Median	-0.27%	4.78%	0.10%	2.41%	6.14%
MARKET PRICE AND NAV
A closed-end fund’s market price typically differs from its NAV. If a closed-end fund’s shares trade at a price below their NAV, they are said to be trading at a discount. Conversely, if a closed-end fund’s shares trade at a price above their NAV, they are said to be trading at a premium. Market forces in the trading of the shares of a fund determine the market price, while a fund’s NAV is primarily based on the total market value of the securities held in a fund’s portfolio. The extent to which the share price and NAV diverge will affect the return for a fund’s shareholders. Below is the Premium/Discount of Market Price to NAV for the Fund and the median for its peers on the following dates:
Premium(+)/Discount(-)	11/30/2025	5/31/2025	11/30/2024
FMN	-10.87%	-10.63%	-12.17%
Morningstar US Closed End Muni National Long Median	-7.69%	-7.75%	-7.48%
Annual Shareholder Report

Market OVERVIEW
Municipal bond and U.S. Treasury yields fluctuated widely during the 12-month reporting period. Early in the period, above trend growth, elevated inflation and high proposed tariffs from the Trump Administration drove municipal and Treasury yields higher. In addition, discussions about capping or eliminating the federal tax exclusion of municipal bond interest provided further upward pressure on municipal yields. As tariff policy moderated, employment growth slowed, the Fed lowered its target interest rates and the tax treatment of municipal bond interest remained unchanged, short- and intermediate-term yields declined in both municipal and Treasury markets. Long-term yields fell from their peaks reached in April or May but remained higher than at the start of the period supported by elevated inflation and monetary policy uncertainty. A record amount of municipal bond issuance also contributed to upward pressure on long-term municipal yields.
Yields on 2- and 10-year U.S. Treasury securities ended the period lower by 66 and 15 basis points, respectively, while the 30-year Treasury yield increased 30 basis points. Similarly, 2- and 10-year BVAL10 AAA municipal yields declined 11 and 10 basis points, respectively, while the 30-year AAA municipal yield increased 58 basis points.
DURATION AND Yield Curve Positioning
The portfolio maintained a duration that was long to varying degrees relative to the SPMUNI over the period, including, at times, the use of short positions in Treasury futures as market yields fluctuated. Overall, management of portfolio duration detracted modestly from relative Fund performance. Yield curve positioning contributed favorably to relative performance as portfolio management increased exposure to long-term bonds that underperformed in the first half of the period which subsequently outperformed late in the period.
CREDIT QUALITY
Lower-quality11 municipal bonds, those rated BBB or lower or unrated, underperformed during the period amid overall elevated municipal market volatility. The Fund held overweight allocations relative to the SPMUNI in underperforming BBB-rated and below-investment-grade securities, and underweight allocations to high-quality (AAA- and AA-rated) securities which outperformed.
SECTOR allocation
The allocation of holdings across municipal sectors had a net positive impact on relative performance. For example, overweight exposure to outperforming Senior Care and Hospital revenue bonds and underweight exposure to underperforming Tobacco and certain Industrial Development bonds contributed to relative performance.
SECURITY SELECTION
Security selection provided a negative contribution to relative performance as gross, unleveraged return was below that of the SPMUNI after accounting for duration, yield curve, credit quality and sector positioning.
PREFERRED SHARES AND FUND LEVERAGE
At period end, the Fund maintained one source of leverage with $67.35 million of Variable Rate Municipal Term Preferred Shares (VMTPS) outstanding. The dividend rate for VMTPS resets weekly at a fixed spread (as disclosed in the notes to the attached financial statements) above the SIFMA Municipal Swap Index.12
DIVIDEND ADJUSTMENTS
The monthly dividend for the Fund was increased during the reporting period in June of 2025. The decline in leverage costs contributed to the Fund increasing its monthly dividend during the period. The Fund maintains undistributed net investment income that may rise or fall depending upon whether distributions to common shareholders are less or greater than the Fund’s current net income after expenses and financing costs. At November 30, 2025, the Fund’s undistributed net investment income as determined in accordance with U.S. Generally Accepted Accounting Principles was $0.080 per share, up from $0.077 at November 30, 2024.
Annual Shareholder Report

1
 The Fund offers Common Shares and Preferred Shares. The Pricing, Yield, Dividends, Fund History, Total Return and Premium/Discount of Market Price
to Net Asset Value (NAV) information provided herein relates to Common Shares only. Unlike Preferred Shares, Common Shares are not rated.
2
 Income may be subject to state and local taxes.
3
 Please see the footnote to the line graph below for definitions of, and further information about, the SPMUNI.
4
 The MCEMNL, a peer group average, is being used for comparison purposes because, although the peer group is not the Fund’s broad-based securities market index, the Fund’s investment adviser (the “Adviser”) believes it more closely reflects the market sectors in which the Fund invests. Morningstar figures represent the average of the total returns reported by all funds designated by Morningstar as falling into the respective category and is not adjusted to reflect any sales charges.
5
 Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6
 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management’s Discussion of Fund Performance, duration is determined using a third-party analytical system.
7
 Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
8
 Current Yield is an annualized number, calculated by multiplying the Fund’s most recent monthly dividend per share by 12 and then dividing by the month-end NAV per share.
9
 Dividend Yield at Market Price is an annualized number, calculated by multiplying the Fund’s most recent monthly dividend per share by 12 and then dividing by the month-end market price per share.
10 The BVAL AAA Municipal Curves are constructed using trades from the Municipal Securities Rulemaking Board (MSRB) and contributed data. Constituents eligible for the curve must have a rating of AAA, minimum maturity and issuance sizes of $2mm and $30mm, respectively, minimum trade size of $500K for MSRB Dealer trades and $1mm for all other MSRB trades and contributed quotes. All observations are normalized for differences in credit, optionality and coupon size.
11  Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
12 The Securities Industry and Financial Markets Association Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt Variable Rate Demand Obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

PORTFOLIO OVERVIEW AS OF NOVEMBER 30, 2025 (unaudited)
Total Returns
(Inception 12/20/2002)	Market Price	NAV
6 Months (cumulative)	7.93%	7.95%
1 Year	3.11%	1.12%
3 Year	4.75%	4.39%
5 Year	-0.83%	-0.32%
10 Year	1.80%	2.35%
Portfolio Statistics
Market Price	$11.15
NAV	$12.51
Dividend Yield[1]	4.84%
Taxable Equivalent Dividend Yield[2]	7.69%
Premium/Discount to NAV	10.87% discount
Common Share Assets	$97.8 million
Preferred Share Assets	$67.3 million
Total Portfolio Assets	$165.1 million
Weighted Average Effective Maturity	10.3 years
Weighted Average Stated Maturity	20.2 years
Weighted Average Modified Duration[3]	7.1 years
Total Number of Securities	149
Credit Quality4
AAA	12.5%
AA	33.2%
A	28.2%
BBB	10.4%
BB	1.6%
B	0.0%
Not Rated	14.1%
Annual Shareholder Report

Tax-Free Dividends Per Share Since Inception
February 2003–August 2005	$0.08375/month
September 2005–October 2006	$0.073/month
November 2006–February 2009	$0.067/month
March 2009–February 2010	$0.09/month
March 2010–May 2011	$0.087/month
June 2011–November 2012	$0.083/month
December 2012–August 2014	$0.0755/month
September 2014–May 2016	$0.0735/month
June 2016–November 2016	$0.07/month
December 2016–May 2018	$0.061/month
June 2018–May 2019	$0.054/month
June 2019–August 2020	$0.05/month
September 2020–May 2022	$0.054/month
June 2022–February 2023	$0.041/month
March 2023–May 2023	$0.0385/month
June 2023–May 2024	$0.035/month
June 2024–November 2024	$0.038/month
December 2024–May 2025	$0.04/month
June 2025–November 2025	$0.045/month
Performance and composition information is updated monthly on FederatedHermes.com/us.
Past performance is no guarantee of future results. Investment return, price, yield and NAV will fluctuate.

 Dividend Yield on market share price is an annualized number, calculated by multiplying the Fund’s most recent monthly dividend per share by 12 and then dividing by the month-end market price per share.

 Taxable Equivalent Dividend Yield–In calculating this yield, the dividend yield is divided by 1 minus the applicable tax rate. The maximum federal tax rate (37%) is used when calculating the taxable equivalent dividend yield. Federal tax rates are based on 2026 rates as provided in the Internal Revenue
Code of 1986, as amended.

 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

 The ratings agencies that provided the ratings are S&P Global Ratings, Moody’s Investors Service and Fitch Ratings. When ratings vary, the highest rating is used. Credit ratings of A or better are considered high credit quality; credit ratings of BBB are good credit quality and the lowest category of investment grade; credit ratings BB and below are lower-rated securities (“junk bonds”); and credit ratings of CCC or below have high default risk. The credit quality breakdown does not give effect to the impact of any credit derivative investments made by a fund.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Premier Municipal Income Fund (the “Fund”) from November 30, 2015 to November 30, 2025, compared to the S&P Municipal Bond Index (SPMUNI).2 The Average Annual Total Returns table below shows returns for the Fund at NAV and at Market Price averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2025

Average Annual Total Returns for the Period Ended 11/30/2025
	1 Year	5 Years	10 Years
Fund at NAV	1.12%	-0.32%	2.35%
Fund at Market Price	3.11%	-0.83%	1.80%
SPMUNI	2.88%	1.14%	2.49%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and returns, visit FederatedHermes.com/us or call 1-800-341-7400 and select option #4. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
 Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The
SPMUNI has been adjusted to reflect reinvestment of dividends on securities in the index.
2
 The SPMUNI is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. It tracks fixed-rate tax-
free bonds and bonds subject to the alternative minimum tax (AMT). The index includes bonds of all quality–from “AAA” to non-rated, excluding defaulted bonds–from all sectors of the municipal bond market. The index is not adjusted to reflect sales charges, expenses and other fees that the
Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

The Fund’s Investment Objectives, Principal Strategies and Principal Risks
Investment Objective
The Fund’s investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax (AMT).
Principal Strategies
The Fund seeks to achieve its investment objective by investing primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal income tax, including AMT. The Adviser does not conduct its own analysis of the tax status of the interest paid by tax-exempt securities held by the Fund.
The Fund normally invests substantially all (at least 90%) of its total assets in tax-exempt securities, and normally invests at least 80% of its total assets in investment-grade tax-exempt securities. The Fund may invest up to 20% of its total assets in tax-exempt securities of below investment-grade quality (but not lower than B, including modifiers, sub-categories or gradations). The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. Bonds of below investment-grade quality are commonly referred to as “junk bonds.”
The Adviser performs a fundamental credit analysis on tax-exempt securities that the Fund is contemplating purchasing before the Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general-purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of the tax-exempt securities held by the Fund on an ongoing basis by reviewing periodic financial data and credit ratings of nationally recognized statistical rating organizations (NRSROs).
The Fund maintains a dollar-weighted average stated portfolio maturity of ten to thirty years and a dollar-weighted average duration of thirteen years or less.
The Fund’s average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund, except that: (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand; (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. The average portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund’s securities at the time of calculation. (A bond’s effective maturity takes into account the possibility that it may be called by the issuer before its stated maturity date. In this case, the bond trades as though it had a shorter maturity than its stated maturity.) The Fund’s average stated portfolio maturity is determined based on the actual stated maturity dates of the debt securities in the Fund’s portfolio whether or not a security is subject to redemption at the option of the issuer prior to the security’s stated maturity.
The Fund may use derivative contracts for risk management purposes. The Fund uses leverage to pursue its investment objective. The Fund currently utilizes leverage through the issuance of Preferred Shares. The Fund may enter into tender option bond (TOB) transactions and invest in derivative contracts, including inverse floating rate securities (inverse floaters). Inverse floaters are the residual interest in a TOB trust, which is a special purpose trust that holds one or more tax-exempt obligations. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value. The Fund may also invest in exchange-traded funds to implement elements of its investment strategy, including for cash flow management, cost effectiveness, and gaining exposure to certain markets and securities in a quicker and/or more efficient manner.
Under normal circumstances, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.
Annual Shareholder Report

Additional Information Regarding the Security Selection Process
As part of analysis in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have a positive or negative impact on the risk/return profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. This may include primary information that the Adviser and its affiliates capture through direct interactions or engagements with issuers or guarantors. Such interactions and engagements are undertaken to seek to improve long-term risk-adjusted returns, and to create long-term value for investors, consistent with applicable fiduciary duties and relevant objectives. The level of interaction with a company, governmental body or other entity (as applicable) can be subject to any limitations required, either explicitly or implicitly, in the jurisdiction in which a company, governmental body or other entity (as applicable) is domiciled in an effort to comply with applicable laws and/or to avoid legal or regulatory risk for the Fund and/or investors. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by Federated Hermes as an additional input in its primary analysis.
Principal Risks
Risks Related to Market Price, Discount and Net Asset Value of Shares
Shares of closed-end management investment companies frequently trade at a discount from their net asset value (NAV).
Interest Rate Risk
Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Distributions on any inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Inverse floaters generally respond with more volatility to interest rate changes than fixed rate, tax-exempt bonds of the same maturity. If interest rates exceed the interest paid on the underlying obligations, the TOB trust could be required to sell the obligations and distribute the proceeds to the certificate holders, which would cause the Fund to realize a loss on its investment. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk
It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
Leverage Risk
The use of leverage through the issuance of Preferred Shares creates an opportunity for increased income that may be distributed as Common Share dividends, but also creates special risks for Common Shareholders. Two major types of risks created by leverage include: the likelihood of greater volatility of the NAV and market price of Common Shares, because changes in the value of the Fund’s tax-exempt security portfolio (including securities bought with the proceeds of the Preferred Shares offering) are borne entirely by Common Shareholders; and the possibility either that Common Share income will fall if the Preferred Share dividend rate rises, or that Common Share income will fluctuate because the Preferred Share dividend rate varies. Inverse floaters involve leverage risk which is substantially similar to the leverage risk associated with the Fund’s issuance of Preferred Shares. If short-term and long-term interest rates rise, the combination of the Fund’s investment in inverse floaters and its use of other forms of leverage (including the issuance of Preferred Shares) likely will adversely impact the Fund’s NAV per share and income, distributions and total returns to shareholders.
Risks Associated with Noninvestment-Grade Securities
Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
Annual Shareholder Report

Tax-Exempt Securities Risks
The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Changes in tax policy could adversely affect the tax-exempt status of securities held by the Fund. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
Derivative Contracts and Hybrid Instruments Risk
Derivative contracts, including inverse floaters, and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts and hybrid instruments may also involve other risks, such as interest rate, credit, liquidity and leverage.
Reinvestment Risk
Income from the Fund’s tax-exempt security portfolio will decline if and when the Fund invests the proceeds from matured, traded or called tax-exempt securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price or overall return of Common Shares.
Tax Risk
In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The Fund and the Adviser will rely on the opinions of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. The Fund and the Adviser do not guarantee or represent that such opinions are correct when issued or that underlying facts and circumstances will not change such that such opinions remain correct, and the Fund and the Adviser will not undertake independent investigations to review the bases for or ongoing effect of those tax opinions. Income from tax-exempt securities held by the Fund could also become taxable because of changes in tax laws or interpretations by taxing authorities, resulting in a higher tax liability for shareholders and potentially impacting Fund performance. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes.) Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes.
Sector Risk
The Fund may invest 25% or more of its total assets in tax-exempt securities of issuers in the same economic sector, such as hospitals or life care facilities and transportation-related issuers. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these sectors and entities.
Anti-Takeover Provisions
The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of Common Shares or at NAV. In addition, Preferred Shareholders will have voting rights that could deprive Common Shareholders of such opportunities.
Inflation Risk
Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the present value of payments at future dates.
Annual Shareholder Report

Call Risk
The tax-exempt securities in which the Fund may invest can be principal investment strategies for the Fund and may be subject to call risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “call”) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
Risk Related to the Economy
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions including geopolitical and other events (e.g., wars, sanctions and terrorism), legislative changes, industry or economic trends and developments, natural disasters or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and cause the Fund to experience volatility, illiquidity, loss of value and/or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
Credit Enhancement Risk
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond issuer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
Exchange-Traded Funds Risk
An investment in an affiliated and non-affiliated exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Liquidity Risk
Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
Counterparty Risk
A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
Technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2025, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Investments
Dedicated Tax	14.9%
General Obligation—State	10.8%
Hospital	8.9%
Water & Sewer	7.2%
Senior Care	6.7%
Airport	6.7%
Other Utility	6.2%
General Obligation—Local	6.0%
Toll Road	5.5%
General Obligation—State Appropriation	5.3%
Primary/Secondary Education	5.0%
Other[2]	16.8%
TOTAL	100.0%

1
Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying borrower, as determined by the Fund’s Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser.

2	For purposes of this table, sector classifications constitute 83.2% of the Fund’s investments. Remaining sectors have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments
November 30, 2025
Principal Amount			Value
		MUNICIPAL BONDS—98.8%
		Alabama—2.6%
$1,500,000		Alabama State Corrections Industrial Finance Authority (Alabama State), Revenue Bonds (Series 2022A), 5.250%, 7/1/2052	$ 1,568,339
2,500,000		Lower Alabama Gas District, Gas Project Revenue Bonds (Series 2016A), (Goldman Sachs Group, Inc. GTD), 5.000%, 9/1/2046	2,720,089
		TOTAL	4,288,428
		Arizona—2.8%
300,000		Arizona Board of Regents (Arizona State University), System Revenue Bonds (Series 2024A), 5.000%, 7/1/2042	327,392
585,000	[1]	Maricopa County, AZ, IDA (Paradise Schools), Revenue Refunding Bonds, 5.000%, 7/1/2036	585,984
1,000,000		Phoenix, AZ Civic Improvement Corp., Junior Lien Wastewater System Revenue Bonds (Series 2023), 5.250%, 7/1/2047	1,074,806
1,840,000		Phoenix, AZ IDA (GreatHearts Arizona), Education Facility Revenue Bonds (Series 2014A), 5.000%, 7/1/2034	1,841,120
625,000	[1]	Pima County, AZ IDA (La Posada at Pusch Ridge), Senior Living Revenue Bonds (Series 2022A), 6.750%, 11/15/2042	679,261
		TOTAL	4,508,563
		California—5.5%
1,910,000		Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (Series 2023F-2), (Original Issue Yield: 4.200%), 4.125%, 4/1/2054	1,857,478
165,000	[1]	California Public Finance Authority (Kendal at Sonoma), Enso Village Senior Living Revenue Refunding Bonds (Series 2021A), 5.000%, 11/15/2056	145,061
500,000	[1]	California Public Finance Authority (Sunrise of Manhattan Beach), Senior Living Rental Housing Revenue Bonds (Series 2025-A1), (Original Issue Yield: 7.000%), 6.750%, 7/1/2065	534,924
1,000,000	[1]	California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2015A), 5.000%, 7/1/2035	1,000,786
1,500,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), (Citigroup, Inc. GTD), 7.000%, 11/1/2034	1,829,938
905,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), (Original Issue Yield: 6.375%), (Citigroup, Inc. GTD), 6.125%, 11/1/2029	958,288
1,500,000		San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2019F), 5.000%, 5/1/2050	1,538,243
1,065,000		University of California (The Regents of), General Revenue Bonds (Series 2025CC), 5.000%, 5/15/2053	1,130,109
		TOTAL	8,994,827
		Colorado—6.0%
500,000		Colorado Educational & Cultural Facilities Authority (University Lab School), Charter School Refunding & Improvement Revenue Bonds (Series 2015), 5.000%, 12/15/2035	500,251
800,000		Colorado Health Facilities Authority (CommonSpirit Health), Revenue Bonds (Series 2022), 5.500%, 11/1/2047	845,889
1,805,000		Colorado High Performance Transportation Enterprise, C-470 Express Lanes Senior Revenue Bonds (Series 2017), 5.000%, 12/31/2056	1,795,752
1,000,000		Colorado State Health Facilities Authority (Intermountain Healthcare Obligated Group), Revenue Bonds (Series 2024A), 5.000%, 5/15/2054	1,023,447
2,000,000		Denver, CO City & County School District #1, UT GO Bonds (Series 2025A), 5.500%, 12/1/2044	2,245,985
1,500,000		Douglas County, CO School District, Number Re1, UT GO Bonds (Series 2024), 5.000%, 12/15/2044	1,621,247
1,620,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds (Series 2008), (Original Issue Yield: 6.630%), (Bank of America Corp. GTD), 6.250%, 11/15/2028	1,712,809
		TOTAL	9,745,380
		Connecticut—0.5%
750,000		Stamford, CT Housing Authority (Mozaic Concierge Living), Revenue Bonds (Series 2025A), 6.375%, 10/1/2045	771,333
		Delaware—1.3%
2,000,000		Delaware State, UT GO Bonds (Series 2025), 4.000%, 5/1/2040	2,085,273
		District of Columbia—0.3%
500,000		District of Columbia (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2016A), 5.000%, 6/1/2041	500,688
		Florida—4.8%
625,000		Atlantic Beach, FL Health Care Facilities (Fleet Landing Project, FL), Revenue & Refunding Bonds (Series 2013A), 5.000%, 11/15/2028	625,452
1,000,000		Florida Development Finance Corp. (Tampa General Hospital), Healthcare Facilities Revenue Bonds (Series 2024A), 5.250%, 8/1/2049	1,035,552
1,000,000		Florida Local Government Finance Commission (Ponte Vedra Pine Company LLC), Fleet Landing at Nocatee Senior Living Revenue Bonds (Series 2025A), (Original Issue Yield: 6.650%), 6.625%, 11/15/2045	1,056,132
500,000		Lakewood Ranch, FL Stewardship District (Taylor Ranch), Special Assessment Revenue Bonds (Series 2023), 6.125%, 5/1/2043	534,262
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Florida—continued
$1,500,000	Miami-Dade County, FL (Transit System), Sales Surtax Revenue Bonds (Series 2020A), 4.000%, 7/1/2050	$ 1,342,637
2,025,000	Miami-Dade County, FL Aviation Department, Aviation Revenue Bonds (Series 2025B), 5.000%, 10/1/2050	2,112,986
410,000	Midtown Miami, FL CDD, Special Assessment & Revenue Refunding Bonds (Series 2014A), 5.000%, 5/1/2029	410,284
800,000	Rivers Edge II CDD, Capital Improvement Revenue Bonds (Series 2021), 4.000%, 5/1/2051	668,300
	TOTAL	7,785,605
	Georgia—4.2%
500,000	Atlanta, GA Development Authority (Westside Gulch Area Project (Spring Street Atlanta)), Senior Revenue Bonds (Series 2024A-1), 5.000%, 4/1/2034	509,616
500,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation, Inc.), Retirement Facility Refunding Revenue Bonds (Series 2016), 5.000%, 7/1/2036	502,274
550,000	Georgia State, UT GO Bonds (Series 2023A), 5.000%, 7/1/2040	612,581
1,000,000	Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2023C), (Royal Bank of Canada GTD), 5.000%, Mandatory Tender 9/1/2030	1,067,125
1,000,000	Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project J Revenue Refunding Bonds (Series 2015A), 5.500%, 7/1/2060	1,000,364
1,000,000	Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project M Bonds (Series 2021A), 5.000%, 1/1/2056	1,003,893
775,000	Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project P Revenue Refunding Bonds (Series 2023A), 5.500%, 7/1/2064	794,936
1,400,000	Savannah-Georgia Convention Center Authority, Convention Center Hotel First Tier Revenue Bonds (Series 2025A), (Original Issue Yield: 5.270%), 5.125%, 6/1/2050	1,403,195
	TOTAL	6,893,984
	Guam—0.7%
1,000,000	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds (Series 2025A), 5.250%, 7/1/2039	1,106,660
	Hawaii—0.7%
1,000,000	Hawaii State Airports System, Revenue Bonds (Series 2025A), 5.000%, 7/1/2049	1,069,335
	Idaho—1.2%
1,830,000	Idaho Housing and Finance Association, Sales Tax Revenue Bonds (Series 2025A), 5.000%, 8/15/2049	1,945,950
	Illinois—7.8%
430,000	Chicago, IL Board of Education, Dedicated Capital Improvement Tax Bonds (Series 2023), 5.750%, 4/1/2048	452,955
2,000,000	Chicago, IL Wastewater Transmission, Second Lien Wastewater Transmission Revenue Bonds (Series 2023A), (Assured Guaranty, Inc. INS), 5.250%, 1/1/2053	2,094,821
200,000	Chicago, IL Water Revenue, Second Lien Water Revenue Bonds (Series 2023A), (Assured Guaranty, Inc. INS), 5.250%, 11/1/2053	208,053
234,000	DuPage County, IL (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 3/1/2036	234,130
1,000,000	Illinois Finance Authority (Admiral at the Lake), Revenue Refunding Bonds (Series 2017), (Original Issue Yield: 5.500%), 5.250%, 5/15/2054	784,885
750,000	Illinois State, UT GO Bonds (Series 2020B), (Original Issue Yield: 5.850%), 5.750%, 5/1/2045	790,144
2,000,000	Illinois State, UT GO Bonds (Series 2022C), 5.125%, 10/1/2043	2,089,270
2,000,000	Illinois State, UT GO Bonds (Series 2022C), 5.500%, 10/1/2045	2,121,203
1,000,000	Illinois State, UT GO Bonds (Series 2023C), 5.000%, 12/1/2047	1,022,731
235,000	Illinois State, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2026	239,027
1,600,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2015A), (Original Issue Yield: 5.060%), 5.000%, 6/15/2053	1,578,258
1,105,000	Sales Tax Securitization Corp., IL, Sales Tax Securitization Bonds (Series 2022A), 4.000%, 1/1/2042	1,104,666
	TOTAL	12,720,143
	Indiana—2.7%
1,000,000	Indiana State Finance Authority (CWA Authority, Inc.), First Lien Wastewater Utility Revenue Bonds (Series 2022B), 5.250%, 10/1/2052	1,039,758
2,500,000	Indianapolis, IN Local Public Improvement Bond Bank (Indiana Convention Center Hotel), Senior Revenue Bonds (Series 2023E), (Original Issue Yield: 5.880%), 5.750%, 3/1/2043	2,646,650
625,000	Whiting, IN Environmental Facilities (BP PLC), Environmental Facilities Revenue Bonds (Series 2008), 4.200%, Mandatory Tender 6/21/2035	656,860
	TOTAL	4,343,268
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Iowa—1.4%
$1,000,000		Iowa Finance Authority (Iowa Fertilizer Co. LLC), Midwestern Disaster Area Revenue Refunding Bonds (Series 2022), (United States Treasury PRF 12/1/2032@100), 5.000%, 12/1/2050	$ 1,149,303
1,015,000		Iowa Finance Authority (Iowa Fertilizer Co. LLC), Midwestern Disaster Area Revenue Refunding Bonds (Series 2022), (United States Treasury PRF 12/1/2032@100), 5.000%, Mandatory Tender 12/1/2042	1,166,543
		TOTAL	2,315,846
		Kansas—1.2%
2,000,000		Wyandotte County, KS Unified Government Utility System Revenue, Improvement & Refunding Revenue Bonds (Series 2014-A), 5.000%, 9/1/2044	2,000,460
		Kentucky—0.6%
1,000,000		Kentucky Economic Development Finance Authority (Miralea), Revenue Bonds (Series 2016A), 5.000%, 5/15/2031	987,748
		Louisiana—0.9%
1,500,000		Louisiana Stadium and Exposition District, Senior Revenue Bonds (Series 2023A), 5.000%, 7/1/2048	1,541,771
		Maryland—0.7%
320,000		Baltimore, MD (East Baltimore Research Park), Special Obligation Revenue Refunding Bonds (Series 2017A), 5.000%, 9/1/2038	323,001
500,000	[1]	Maryland State Economic Development Corp. (Core Natural Resources, Inc.), Port Facilities Refunding Revenue Bonds (Series 2025), 5.000%, Mandatory Tender 3/27/2035	525,394
365,000		Westminster, MD (Lutheran Village at Miller’s Grant, Inc.), Revenue Bonds (Series 2014A), 6.000%, 7/1/2034	365,275
		TOTAL	1,213,670
		Massachusetts—1.2%
300,000		Commonwealth of Massachusetts, UT GO Consolidated Loan Bonds (Series 2022C), 5.000%, 11/1/2048	313,434
1,000,000		Commonwealth of Massachusetts, UT GO Consolidated Loan Bonds (Series 2023C), 5.000%, 8/1/2044	1,067,340
500,000		Massachusetts School Building Authority, Subordinated Dedicated Sales Tax Bonds (Series 2025A), 5.250%, 2/15/2050	536,385
		TOTAL	1,917,159
		Michigan—2.6%
1,250,000		Michigan State Finance Authority (McLaren Health Care Corp.), Revenue Bonds (Series 2019A), 4.000%, 2/15/2044	1,174,986
430,000		Michigan State Finance Authority (Provident Group - HFH Energy LLC), Act 38 Facilities Senior Revenue Bonds (Series 2024), 5.500%, 2/28/2049	458,697
1,755,000		Michigan State Finance Authority (Trinity Healthcare Credit Group), (Series MI 2019A), 4.000%, 12/1/2049	1,563,374
1,000,000		Wayne County, MI Airport Authority, Airport Revenue Bonds (Series 2025A), 5.500%, 12/1/2050	1,093,285
		TOTAL	4,290,342
		Missouri—0.8%
550,000	[1]	Kansas City, MO Redevelopment Authority (Kansas City Convention Center Headquarters Hotel CID), Revenue Bonds (Series 2018B), (Original Issue Yield: 5.079%), 5.000%, 2/1/2050	543,566
750,000	[1]	Kansas City, MO Redevelopment Authority (Kansas City Convention Center Headquarters Hotel CID), Revenue Bonds (Series 2018B), 5.000%, 2/1/2040	753,318
		TOTAL	1,296,884
		Montana—0.2%
350,000		Kalispell, MT Housing and Healthcare Facilities (Immanuel Lutheran Corp.), Revenue Bonds (Series 2017A), 5.250%, 5/15/2047	325,497
		Nevada—2.2%
2,000,000		Clark County, NV, Highway Revenue Improvement and Refunding Bonds (Series 2025), 4.000%, 7/1/2041	2,019,729
1,500,000		Nevada State, LT GO Bonds (Series 2023A), 5.000%, 5/1/2042	1,633,697
		TOTAL	3,653,426
		New Hampshire—1.1%
500,000	[1]	National Finance Authority, NH (Attwater Project Texas MUD No. 38), Special Revenue Capital Appreciation Bonds (Series 2024), (Original Issue Yield: 6.250%), 6.250%, 4/1/2032	338,403
1,000,000	[1]	National Finance Authority, NH (Grand Prairie Project, Harris County, TX MUD), Special Revenue Bonds (Series 2024), (Original Issue Yield: 6.000%), 5.875%, 12/15/2032	991,316
490,245		National Finance Authority, NH, Municipal Certificates (Series 2024-1 Class A), (Original Issue Yield: 4.510%), 4.250%, 7/20/2041	489,488
		TOTAL	1,819,207
		New Jersey—3.7%
750,000		New Jersey EDA (New Jersey State), North Portal Bridge Project (Series 2022), 5.250%, 11/1/2041	813,614
1,000,000		New Jersey EDA (New Jersey State), North Portal Bridge Project (Series 2022), 5.250%, 11/1/2047	1,052,595
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New Jersey—continued
$ 500,000		New Jersey State Educational Facilities Authority (New Jersey State), Higher Education Capital Improvement Fund (Series 2023A), 4.625%, 9/1/2048	$ 510,657
1,500,000		New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation Program Bonds (Series 2023BB), 5.000%, 6/15/2046	1,569,458
1,500,000		New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation Program Bonds (Series 2025AA), 5.000%, 6/15/2050	1,565,912
500,000		New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2022CC), (United States Treasury PRF 12/15/2032@100), 5.500%, 6/15/2050	596,646
		TOTAL	6,108,882
		New York—8.5%
1,650,000		Build NYC Resource Corporation (KIPP NYC Canal West), Revenue Bonds (Series 2022), 5.250%, 7/1/2057	1,661,729
1,500,000		Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Green Bonds (Series 2020C-1), 5.250%, 11/15/2055	1,542,947
1,000,000		New York City Housing Development Corp., Multifamily Housing Revenue Bonds (Series 2024B-1), 4.750%, 11/1/2054	994,856
1,500,000		New York City, NY Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds (Series 2024CC-1), 5.250%, 6/15/2054	1,585,881
1,000,000		New York City, NY Transitional Finance Authority, Future Tax Secured Subordinate Bonds (Series 2023F-1), (Original Issue Yield: 4.450%), 4.000%, 2/1/2051	920,383
500,000		New York City, NY, UT GO Bonds (Series 2025E), 5.000%, 8/1/2054	514,322
1,000,000	[1]	New York Liberty Development Corporation (3 World Trade Center), Revenue Bonds (Series 2014 Class 1), 5.000%, 11/15/2044	999,997
1,985,000		New York State Dormitory Authority (New York State Sales Tax Revenue Bond Fund), Revenue Bonds (Series 2024A), 5.000%, 3/15/2049	2,078,135
2,000,000		New York State Thruway Authority (New York State Personal Income Tax Revenue Bond Fund), Revenue Bonds (Series 2022A), 4.000%, 3/15/2051	1,862,794
1,000,000		New York Transportation Development Corporation (JFK International Air Terminal LLC), Special Facilities Revenue Bonds (Series 2020C), 4.000%, 12/1/2040	990,115
500,000		Suffolk County, NY Off-Track Betting Corp., Revenue Bonds (Series 2024), (Original Issue Yield: 5.076%), 5.000%, 12/1/2034	515,294
250,000		Suffolk County, NY Off-Track Betting Corp., Revenue Bonds (Series 2024), (Original Issue Yield: 5.865%), 5.750%, 12/1/2044	254,198
		TOTAL	13,920,651
		North Carolina—1.5%
2,400,000		North Carolina State, LT GO Bonds (Series 2025A), 4.000%, 5/1/2040	2,475,494
		Ohio—1.5%
755,000		Muskingum County, OH (Genesis Healthcare Corp.), Hospital Facilities Revenue Bonds (Series 2013), 5.000%, 2/15/2027	758,816
1,500,000		Ohio State Water Development Authority, Drinking Water Assistance Fund Revenue Bonds (Series 2025A), 5.250%, 12/1/2045	1,658,130
		TOTAL	2,416,946
		Oregon—2.6%
2,000,000		Oregon State Housing and Community Services Department, Single Family Mortgage Program (Series 2023A), 4.600%, 7/1/2043	2,036,392
2,000,000		Oregon State, UT GO Bonds (Series 2025A), 5.250%, 5/1/2045	2,208,408
		TOTAL	4,244,800
		Pennsylvania—3.6%
1,000,000		Allegheny County, PA Hospital Development Authority (Allegheny Health Network Obligated Group), Revenue Bonds (Series 2018A), 5.000%, 4/1/2047	1,003,334
150,000		Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series 2015), 5.000%, 1/1/2038	150,046
1,865,000		Northampton County, PA General Purpose Authority (St. Luke’s University Health Network), Hospital Revenue Bonds (Series 2016A), 4.000%, 8/15/2040	1,824,310
570,000		Pennsylvania State Economic Development Financing Authority (UPMC Health System), Revenue Bonds (Series 2023A-2), 4.000%, 5/15/2053	501,131
1,350,000		Pennsylvania State Turnpike Commission, Subordinate Revenue Bonds (Series 2019A), 5.000%, 12/1/2044	1,397,714
345,000		Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2022B), 5.250%, 12/1/2052	365,155
675,000		Upper St Clair TWP PA School District, UT GO Bonds (Series 2025), 4.000%, 10/1/2043	677,574
		TOTAL	5,919,264
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Puerto Rico—3.2%
$3,500,000		Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A), (Original Issue Yield: 5.154%), 5.000%, 7/1/2058	$ 3,404,149
2,000,000		Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A-1), 4.750%, 7/1/2053	1,899,650
		TOTAL	5,303,799
		South Carolina—1.4%
1,000,000		South Carolina Jobs-EDA (Novant Health, Inc.), Health Care Facilities Revenue Bonds (Series 2024A), 5.500%, 11/1/2054	1,064,283
650,000	[1]	South Carolina Jobs-EDA (Seafields at Kiawah Island), Retirement Community Revenue Bonds TEMPS-50 (Series 2023B-2), 5.250%, 11/15/2028	650,558
650,000	[1]	South Carolina Jobs-EDA (Seafields at Kiawah Island), Retirement Community Revenue Bonds TEMPS-75 (Series 2023B-1), 5.750%, 11/15/2029	650,055
		TOTAL	2,364,896
		Tennessee—1.2%
1,000,000		Chattanooga, TN Health, Educational & Housing Facility Board (CommonSpirit Health), Revenue Bonds (Series 2019A), 5.000%, 8/1/2049	998,491
1,000,000		Metropolitan Nashville, TN Airport Authority, Airport Improvement Revenue Bonds (Series 2022A), 5.000%, 7/1/2052	1,030,494
		TOTAL	2,028,985
		Texas—9.7%
500,000		Austin, TX, Water and Wastewater System Revenue Refunding Bonds (Series 2022), 5.000%, 11/15/2052	521,601
2,000,000		Clifton, TX Higher Education Finance Corp. (Idea Public Schools), Education Revenue and Refunding Bonds (Series 2025), (Texas Permanent School Fund Guarantee Program GTD), 5.000%, 8/15/2045	2,100,126
1,000,000		Conroe, TX Independent School District, UT GO Tax School Building Bonds (Series 2025), (Texas Permanent School Fund Guarantee Program GTD), 4.000%, 2/15/2050	932,713
1,500,000		Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding Bonds (Series 2022B), 4.000%, 11/1/2045	1,429,571
1,000,000		Eagle Mountain-Saginaw, TX Independent School District, UT GO School Building Bonds (Series 2025), (Texas Permanent School Fund Guarantee Program GTD), 5.250%, 8/15/2050	1,081,666
2,000,000		Fort Bend, TX Independent School District, UT GO School Building and Refunding Bonds (Series 2025A), (Texas Permanent School Fund Guarantee Program GTD), 5.250%, 8/15/2055	2,134,902
1,460,000		Harris County, TX IDC (Energy Transfer LP), Marine Terminal Refunding Revenue Bonds (Series 2023), 4.050%, Mandatory Tender 6/1/2033	1,509,871
665,000		Houston, TX, Public Improvement and Refunding Bonds (Series 2024A), (Original Issue Yield: 4.380%), 4.125%, 3/1/2051	623,698
1,000,000		San Antonio, TX Electric & Gas System (CPS Energy), Revenue Bonds (Series 2024A), 5.250%, 2/1/2049	1,058,964
1,600,000		Texas Municipal Gas Acquisition & Supply Corp. IV, Gas Supply Revenue Bonds (Series 2023B), (BP PLC GTD), 5.500%, Mandatory Tender 1/1/2034	1,817,109
1,550,000		Texas State Transportation Commission (State Highway 249 System), First Tier Toll Revenue Bonds (Series 2019A), 5.000%, 8/1/2057	1,572,470
1,000,000		Texas Water Development Board (Texas State Water Implementation Revenue Fund), Revenue Bonds (Series 2025), 4.750%, 10/15/2055	1,018,474
		TOTAL	15,801,165
		Utah—1.9%
500,000		Downtown Revitalization Public Infrastructure District, UT, SEG Redevelopment Project First Lien Sales Tax Revenue Bonds (Series 2025A), (Assured Guaranty, Inc. INS), 5.250%, 6/1/2041	556,403
500,000		Salt Lake City, UT Department of Airports, Airport Revenue Bonds (Series 2025B), 5.500%, 7/1/2050	545,052
1,000,000		Salt Lake City, UT Department of Airports, Airport Revenue Bonds (Series 2025B), 5.500%, 7/1/2055	1,087,694
1,000,000		Utah State Board of Higher Education (University of Utah), General Revenue Bonds (Series 2022A), 4.000%, 8/1/2051	905,804
		TOTAL	3,094,953
		Virginia—3.0%
2,035,000		Chesapeake Bay, VA Bridge & Tunnel District, First Tier General Resolution Revenue Bonds (Series 2016), 5.000%, 7/1/2046	2,038,607
400,000		James City County, VA EDA (Williamsburg Landing), Residential Care Facility Revenue Bonds (Series 2024A), 6.875%, 12/1/2058	432,740
750,000		Virginia Beach, VA Development Authority (Westminster-Canterbury on Chesapeake Bay), Residential Care Facility Revenue Bonds (Series 2023A), 7.000%, 9/1/2053	825,180
1,500,000		Virginia State Public School Authority, School Financing Bonds (Series 2025A), 4.000%, 8/1/2040	1,539,773
		TOTAL	4,836,300
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Washington—1.6%
$ 500,000	[1]	Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest), Revenue Bonds (Series 2016), 5.000%, 1/1/2031	$ 504,348
1,000,000	[1]	Washington State Housing Finance Commission (Rockwood Retirement Communities), Nonprofit Housing Revenue & Refunding Revenue Bonds (Series 2020A), 5.000%, 1/1/2041	978,057
1,000,000		Washington State, UT GO Bonds (Series 2024C), 5.000%, 2/1/2049	1,052,165
		TOTAL	2,534,570
		Wisconsin—1.4%
1,000,000	[1]	Public Finance Authority, WI (LVHN CHP JV, LLC), Revenue Bonds (Series 2022A), 7.250%, 12/1/2042	1,025,250
600,000	[1]	Public Finance Authority, WI Revenue (Aurora Integrated Oncology Foundation), Revenue Bonds (Series 2023), 9.000%, 11/1/2028	639,134
5,000		Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance Senior Credit Group), Revenue Bonds (Series 2024A), (United States Treasury PRF 5/15/2026@100), 4.000%, 11/15/2046	5,033
755,000		Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance Senior Credit Group), Revenue Bonds (Series 2024A), 4.000%, 11/15/2046	697,281
		TOTAL	2,366,698
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $158,601,464)	161,538,850
	[2]	SHORT-TERM MUNICIPALS—1.2%
		New York—1.2%
900,000		New York City, NY Municipal Water Finance Authority, (2014 Series AA-2) Daily VRDNs, (JPMorgan Chase Bank, N.A. LIQ), 2.850%, 12/1/2025	900,000
545,000		New York City, NY Municipal Water Finance Authority, Second General Resolution (Fiscal 2011 Series DD-1) Daily VRDNs, (TD Bank, N.A. LIQ), 2.850%, 12/1/2025	545,000
500,000		New York City, NY Transitional Finance Authority, (Series 2025 H-2) Daily VRDNs, (TD Bank, N.A. LIQ), 2.850%, 12/1/2025	500,000
		TOTAL	1,945,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $1,945,000)	1,945,000
		TOTAL INVESTMENT IN SECURITIES—100% (IDENTIFIED COST $160,546,464)[3]	163,483,850
		OTHER ASSETS AND LIABILITIES - NET[4]	1,658,544
		LIQUIDATION VALUE OF VARIABLE RATE MUNICIPAL TERM PREFERRED SHARES (VMTPS)	(67,350,000)
		NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$97,792,394
At November 30, 2025, the Fund held no securities that are subject to the federal alternative minimum tax (AMT) (Unaudited).
1
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2025, these restricted securities amounted to
$11,545,412, which represented 11.8% of net assets.

2
Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

3	The cost of investments for federal tax purposes amounts to $160,379,329.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total market value at November 30, 2025.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

As of November 30, 2025, all investments of the Fund utilized Level 2 inputs in valuing the Fund’s assets carried at fair value.
The following acronym(s) are used throughout this portfolio:
CDD	—Community Development District
EDA	—Economic Development Authority
GO	—General Obligation
GTD	—Guaranteed
IDA	—Industrial Development Authority
IDC	—Industrial Development Corporation
INS	—Insured
LIQ	—Liquidity Agreement
LP	—Limited Partnership
LT	—Limited Tax
PRF	—Pre-refunded
TEMPS	—Tax Exempt Mandatory Paydown Securities
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Common Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.90	$12.20	$12.32	$15.65	$15.49
Income From Investment Operations:
Net investment income[1]	0.53	0.48	0.45	0.53	0.65
Net realized and unrealized gain (loss)	(0.41)	0.62	(0.12)	(3.29)	0.16
Distributions to auction market preferred shareholders from net investment income[2]	—	—	—	—	(0.00)[3]
Total from Investment Operations	0.12	1.10	0.33	(2.76)	0.81
Less Distributions to Common Shareholders:
Distributions from net investment income	(0.51)	(0.44)	(0.45)	(0.57)	(0.65)
Increase From Common Share Tender and Repurchase	—	0.04	—	—	—
Net Asset Value, End of Period	$12.51	$12.90	$12.20	$12.32	$15.65
Market Price, End of Period	$11.15	$11.33	$10.40	$11.02	$15.23
Total Return at Net Asset Value[4]	1.12%	9.47%	2.76%	(17.84)%	5.28%
Total Return at Market Price[5]	3.11%	13.19%	(1.51)%	(24.14)%	9.99%
Ratios to Average Net Assets:
Net expenses[6]	3.70%	3.65%	3.64%	2.17%	1.62%
Net expenses excluding all interest and trust expenses[7]	0.99%[8]	0.99%[8]	0.99%[8]	0.99%	0.99%
Net investment income[9]	4.36%	3.76%	3.73%	3.93%	4.11%
Expense waiver/reimbursement[10]	0.56%	0.26%	0.23%	0.22%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$97,792	$100,852	$140,226	$141,705	$179,906
Portfolio turnover[11]	36%	26%	39%	52%	19%
Annual Shareholder Report

Asset Coverage Requirements for Investment Company Act of 1940—Preferred Shares
	Total Amount Outstanding	Asset Coverage Per Share	Minimum Required Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share[12]
11/30/2025 - VMTPS	$67,350,000	$122,600	$100,330	$50,165	$50,000
11/30/2024 - VMTPS	$67,350,000	$124,871	$100,332	$50,166	$50,000
11/30/2023 - VMTPS	$88,600,000	$129,128	$100,371	$50,186	$50,000
11/30/2022 - VMTPS	$88,600,000	$129,957	$100,250	$50,125	$50,000
11/30/2021 - VMTPS	$113,600,000	$129,256	$100,082	$50,041	$50,000

1	Per share numbers have been calculated using the average shares method.
2	The amounts shown are based on Common Share equivalents.
3	Represents less than $0.01.
4
Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable.

5
Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment.

6	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
7
Ratios do not reflect the effect of interest expense on variable rate municipal term preferred shares, dividend payments to preferred shareholders and any associated commission costs, or interest and trust expenses on tender option bond trusts.

8
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.99% for the years ended November 30, 2025,
2024 and 2023, after taking into account these expense reductions.

9	Ratios reflect reductions for dividend payments to preferred shareholders.
10
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

11	Securities that mature are considered sales for purposes of this calculation.
12	Represents initial public offering price.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2025

Assets:
Investment in securities, at value (identified cost $160,546,464)	$163,483,850
Cash	60,986
Income receivable	2,294,605
Total Assets	165,839,441
Liabilities:
Income distribution payable - Common Shares	$351,842
Interest payable - VMTPS	221,665
Payable for auditing fees	46,076
Payable for portfolio accounting fees	39,354
Payable for legal fees	16,785
Payable for investment adviser fee (Note 5)	2,318
Payable for administrative fee (Note 5)	594
Accrued expenses (Note 5)	18,413
TOTAL ACCRUED LIABILITIES	697,047
Other Liabilities:
Variable Rate Municipal Term Preferred Shares (VMTPS) (1,347 shares authorized and issued at $50,000 per share)	$67,350,000
TOTAL LIABILITIES	68,047,047
Net assets applicable to Common Shares	$97,792,394
Net Assets Applicable to Common Shares Consists of:
Paid-in capital	$112,187,474
Total distributable earnings (loss)	(14,395,080)
NET ASSETS APPLICABLE TO COMMON SHARES	$97,792,394
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$97,792,394 ÷ 7,818,701 shares outstanding, ($0.01 par value, unlimited shares authorized)	$12.51
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2025

Investment Income:
Interest	$7,705,711
Expenses:
Investment adviser fee (Note 5)	$896,302
Administrative fee (Note 5)	76,519
Custodian fees	16,080
Transfer agent fees	126,603
Directors’/Trustees’ fees (Note 5)	8,965
Auditing fees	47,848
Legal fees	94,007
Portfolio accounting fees	112,519
Share registration costs	6,886
Printing and postage	37,237
Interest expense - VMTPS (Note 7)	2,590,299
Miscellaneous (Note 5)	62,389
TOTAL EXPENSES	4,075,654
Waiver and Reduction:
Waiver of investment adviser fee (Note 5)	(534,085)
Reduction of custodian fees (Note 6)	(5,517)
TOTAL WAIVER AND REDUCTION	(539,602)
Net expenses	3,536,052
Net investment income	4,169,659
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments	(1,903,870)
Net realized loss on futures contracts	(258,819)
Net change in unrealized appreciation of investments	(1,078,602)
Net realized and unrealized gain (loss) on investments and futures contracts	(3,241,291)
Change in net assets resulting from operations applicable to Common Shares	$928,368
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2025	2024
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,169,659	$5,250,230
Net realized loss	(2,162,689)	(402,734)
Net change in unrealized appreciation/depreciation	(1,078,602)	7,152,568
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	928,368	12,000,064
Distribution to Common Shareholders:	(3,987,538)	(4,756,530)
Share Transactions Applicable to Common Shares:
Cost of shares tendered and repurchased	—	(46,617,870)
Change in net assets	(3,059,170)	(39,374,336)
Net Assets:
Beginning of period	100,851,564	140,225,900
End of period	$97,792,394	$100,851,564
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Cash Flows
November 30, 2025

Operating Activities:
Change in net assets resulting from operations applicable to common shares	$928,368
Adjustments to Reconcile Change in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of investment securities	(62,556,830)
Proceeds from sale of investment securities	57,268,253
Net sale of short-term investment securities	5,505,000
Decrease in income receivable	2,242
Decrease in payable for investments purchased	(320,760)
Decrease in interest payable—VMTPS	(1,860)
Decrease in payable for portfolio accounting fees	(44,725)
Increase in payable for investment adviser fee	747
Decrease in payable for Directors’/Trustees’ fees	(515)
Decrease in payable for administrative fee	(138)
Increase in payable for auditing fees	1,772
Increase in payable for legal fees	16,785
Increase in accrued expenses	9,717
Net amortization of premium	169,028
Net realized loss on investments	1,903,870
Net change in unrealized appreciation of investments	1,078,602
Net Cash Provided By Operating Activities	3,959,556
Financing Activities:
Income distributions to participants	(3,932,807)
Net Cash Used In Financing Activities	(3,932,807)
Net increase in cash	26,749
Cash:
Cash at beginning period	34,237
Cash at end of period	$60,986
Supplemental disclosure of cash flow information:
Cash paid for interest expense during the period ended November 30, 2025, was $2,592,159.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2025
1. ORGANIZATION
Federated Hermes Premier Municipal Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The investment objective of the Fund is to provide current income exempt from federal income tax, including the federal AMT.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Investment Management Company (the “Adviser”).
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to common shareholders, if any, are recorded on the ex-dividend date and are declared and paid monthly. In addition, distributions of capital gains, if any, are declared and paid at least annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense waiver and reduction of $539,602 is disclosed in Note 5 and Note 6.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2025, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2025, tax years 2022 through 2025 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Delaware.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
At November 30, 2025, the Fund had no outstanding futures contracts.
The average notional value of long futures contracts held by the Fund throughout the period was $1,083,774. This is based on amounts held as of each month-end throughout the fiscal year.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Additional information on restricted securities held at November 30, 2025, is as follows:
Security	Acquisition Date	Cost	Value
California Public Finance Authority (Kendal at Sonoma), Enso Village Senior Living Revenue Refunding Bonds (Series 2021A), 5.000%, 11/15/2056	5/27/2021	$170,614	$145,061
California Public Finance Authority (Sunrise of Manhattan Beach), Senior Living Rental Housing Revenue Bonds (Series 2025-A1), (Original Issue Yield: 7.000%), 6.750%, 7/1/2065	2/6/2025	$483,263	$534,924
California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2015A), 5.000%, 7/1/2035	8/27/2015	$1,000,000	$1,000,786
Kansas City, MO Redevelopment Authority (Kansas City Convention Center Headquarters Hotel CID), Revenue Bonds (Series 2018B), (Original Issue Yield: 5.079%), 5.000%, 2/1/2050	5/15/2018	$554,480	$543,566
Kansas City, MO Redevelopment Authority (Kansas City Convention Center Headquarters Hotel CID), Revenue Bonds (Series 2018B), 5.000%, 2/1/2040	1/10/2018	$750,778	$753,318
Maricopa County, AZ, IDA (Paradise Schools), Revenue Refunding Bonds, 5.000%, 7/1/2036	10/6/2016	$581,883	$585,984
Maryland State Economic Development Corp. (Core Natural Resources, Inc.), Port Facilities Refunding Revenue Bonds (Series 2025), 5.000%, Mandatory Tender 3/27/2035	3/20/2025	$500,000	$525,394
National Finance Authority, NH (Attwater Project Texas MUD No. 38), Special Revenue Capital Appreciation Bonds (Series 2024), (Original Issue Yield: 6.250%), 6.250%, 4/1/2032	11/22/2024	$340,586	$338,403
Annual Shareholder Report

Security	Acquisition Date	Cost	Value
National Finance Authority, NH (Grand Prairie Project, Harris County, TX MUD), Special Revenue Bonds (Series 2024), (Original Issue Yield: 6.000%), 5.875%, 12/15/2032	12/6/2024	$992,968	$991,316
New York Liberty Development Corporation (3 World Trade Center), Revenue Bonds (Series 2014 Class 1), 5.000%, 11/15/2044	10/29/2014	$1,000,000	$999,997
Pima County, AZ IDA (La Posada at Pusch Ridge), Senior Living Revenue Bonds (Series 2022A), 6.750%, 11/15/2042	10/6/2022	$628,285	$679,261
Public Finance Authority, WI (LVHN CHP JV, LLC), Revenue Bonds (Series 2022A), 7.250%, 12/1/2042	2/2/2023	$1,000,000	$1,025,250
Public Finance Authority, WI Revenue (Aurora Integrated Oncology Foundation), Revenue Bonds (Series 2023), 9.000%, 11/1/2028	12/14/2023	$600,000	$639,134
South Carolina Jobs-EDA (Seafields at Kiawah Island), Retirement Community Revenue Bonds TEMPS-50 (Series 2023B-2), 5.250%, 11/15/2028	7/21/2023	$650,000	$650,558
South Carolina Jobs-EDA (Seafields at Kiawah Island), Retirement Community Revenue Bonds TEMPS-75 (Series 2023B-1), 5.750%, 11/15/2029	7/21/2023	$627,714	$650,055
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest), Revenue Bonds (Series 2016), 5.000%, 1/1/2031	12/14/2016	$500,520	$504,348
Washington State Housing Finance Commission (Rockwood Retirement Communities), Nonprofit Housing Revenue & Refunding Revenue Bonds (Series 2020A), 5.000%, 1/1/2041	1/14/2021	$1,030,527	$978,057
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2025
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(258,819)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 11/30/2025	Year Ended 11/30/2024
Shares sold	—	—
Shares issued to shareholders in payment of distributions declared	—	—
Shares redeemed	—	(3,679,390)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	—	(3,679,390)
On September 13, 2024, the Fund commenced a cash tender offer for up to 32% of its outstanding common shares at a price per share equal to 99% of its NAV per share as determined as of the close of regular trading on the New York Stock Exchange on October 11, 2024, the expiration date of the offer. As the tender offer was oversubscribed, the Fund purchased the maximum number of shares offered in the tender offer (3,679,390 common shares representing 32% of its then issued and outstanding common shares) at a proration factor of 0.7378, with adjustment to avoid purchase of fractional shares. The purchase price of the properly tendered shares was equal to $12.67 per common share for a total purchase price of $46,617,870. As of November 30, 2025, 7,818,701 common shares remain outstanding.
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2025 and 2024 was as follows:
	2025	2024
Tax-exempt income	$6,577,837	$8,464,811
Annual Shareholder Report

As of November 30, 2025, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$470,594
Net unrealized appreciation	$3,104,521
Capital loss carryforwards	$(17,970,195)
TOTAL	$(14,395,080)
At November 30, 2025, the cost of investments for federal tax purposes was $160,379,329. The net unrealized appreciation of investments for federal tax purposes was $3,104,521. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $4,307,552 and unrealized depreciation from investments for those securities having an excess of cost over value of $1,203,031. The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
As of November 30, 2025, the Fund had a capital loss carryforward of $17,970,195 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$6,638,860	$11,331,335	$17,970,195
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The investment management agreement between the Fund and the Adviser provides for an annual management fee, payable daily, at the annual rate of 0.55% of the Fund’s managed assets.
Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2025, the Adviser voluntarily waived $534,085 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2025, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. The total annual fund operating expenses (as shown in the financial highlights, excluding any interest and trust expenses on inverse floater trusts, interest expense on variable rate municipal term preferred shares (VMTPS) and commission costs on preferred shareholder dividend payments) paid by the Fund will not exceed 0.99%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements, no assurance can be given that future total annual operating expenses will not be more or less than 0.99%.
Interfund Transactions
During the year ended November 30, 2025, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $39,895,000 and $41,750,000, respectively. Net realized gain (loss) recognized on these transactions was $0.
Annual Shareholder Report

Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to offset custody expenses. For the year ended November 30, 2025, the Fund’s expenses were offset by $5,517 under these arrangements.
7. PREFERRED SHARES
Variable Rate Municipal Term Preferred Shares
In connection with the reduction in assets due to the tender offer of the Fund’s outstanding common shares, to remain in compliance with the asset coverage requirements of the Act and the Fund’s organizational documents, the Fund redeemed 425 outstanding VMTPS at $50,000 plus any accrued but unpaid dividends per VMTPS on October 17, 2024.
The Fund’s VMTPS are a floating-rate form of preferred shares with dividends (which are treated as interest payments for financial reporting purposes) that reset weekly based on a fixed spread (subject to certain adjustments) above the Securities Industry and Financial Markets Association Municipal Swap Index. The VMTPS have a mandatory redemption date of October 18, 2049, as well as potential “Early Term Redemption Dates” (as such term is defined in the Statement Establishing and Fixing the Rights and Preferences of Variable Rate Municipal Term Preferred Shares (the “Statement”)), including on each third anniversary of their issuance.
The Fund designated a special terms period, pursuant to the terms of the Statement, which commenced on March 13, 2025 and will end on June 13, 2028 (the “Special Terms Period”), and terminated early the then-current three-year period of the VMTPS. For the Special Terms Period, the fixed spread used to calculate the distribution rate on the VMTPS was increased from 0.91% to 1.25%, due to rising interest rates. The designation of the Special Terms Period changed the next Early Term Redemption Date from June 2025 to June 2028.
In the Fund’s Statement of Assets and Liabilities, the aggregate liquidation value of the VMTPS is shown as a liability since the shares have a stated mandatory redemption date. VMTPS are senior in priority to the Fund’s outstanding common shares as to payment of dividends. The average liquidation value outstanding and average annualized dividend rate of VMTPS for the Fund during the year ended November 30, 2025, were $67.4 million and 3.8%, respectively. Dividends paid on VMTPS are treated as interest expense and recorded as incurred. For the year ended November 30, 2025, interest expense on VMTPS amounted to $2,590,299.
Whenever preferred shares (including VMTPS) are outstanding, common shareholders will not be entitled to receive any distributions from the Fund unless all dividends and distributions due on the preferred shares have been paid, the Fund satisfies the 200% asset coverage requirement after giving effect to the distribution, and certain other requirements imposed by any nationally recognized statistical ratings organizations rating the preferred shares have been met.
8. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2025, were as follows:
Purchases	$62,556,830
Sales	$57,268,253
9. OPERATING SEGMENTS
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Adviser acts as the CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the strategic asset allocation is determined based on the investment objective of the Fund and executed by the Fund’s portfolio management team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) which is reviewed by the CODM to assess the Fund’s performance in comparison to the Fund’s benchmarks and to make resource allocation decisions for the Fund’s single segment is consistent with the information presented in these financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered
Annual Shareholder Report

into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2025, 100% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Premier Municipal Income Fund (the “Fund”), including the portfolio of investments, as of November 30, 2025, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2025, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 23, 2026
Annual Shareholder Report

Last Meeting of Shareholders (unaudited)
FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND
An Annual Meeting of Fund shareholders (Common Shares and Preferred Shares) was held on September 12, 2025. On June 30, 2025, the record date for shareholders voting at the meeting, there were 7,820,048 total outstanding shares. The following items were considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.
ELECTION OF THREE CLASS I TRUSTEES - COMMON SHARES AND PREFERRED SHARES:
1. Thomas M. O’Neill
For	Withheld Authority to Vote
6,267,929	340,083
2. Max F. Miller
For	Withheld Authority to Vote
6,294,486	313,526
3. Karen L. Larrimer
For	Withheld Authority to Vote
6,353,673	254,339
An Annual Meeting of Fund shareholders (Preferred Shares) was held on September 12, 2025. On June 30, 2025, the record date for shareholders voting at the meeting, there were 1,347 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.
ELECTION OF TWO TRUSTEES - PREFERRED SHARES ONLY:
1. John G. Carson
For	Withheld Authority to Vote
1,347	0
2. John S. Walsh
For	Withheld Authority to Vote
1,347	0
The following Trustees of the Fund continued their terms as Trustees of the Fund after the Annual Meeting of Fund shareholders: J. Christopher Donahue, John B. Fisher, G. Thomas Hough, Frank J. Nasta and Madelyn A. Reilly.
Annual Shareholder Report

Board of Trustees and Fund Officers
The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2025, the Federated Hermes Fund Family consisted of 30 investment companies (comprising 99 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family.
INTERESTED TRUSTEES BACKGROUND
Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Year of Term Expiration
J. Christopher Donahue*+ Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: December 2002
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated
Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; Chairman,
President, Chief Executive Officer and Director, Federated Hermes, Inc.; Trustee, Federated Administrative
Services and Director, Federated Administrative Services, Inc.; Trustee and Chairman, Federated Advisory
Services Company; Director or Trustee and Chairman, Federated Investment Management Company,
Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania,
and Federated MDTA LLC; Trustee, Federated Investment Counseling; Trustee, Federated Shareholder
Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer,
Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
2026
John B. Fisher* Birth Date: May 16, 1956 TRUSTEE Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated
Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated
Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling, Federated Investment Management
Company and Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.;
President and CEO of Passport Research, Ltd.; Director and President, Technology, Federated
Services Company.
2027
*
 Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are “interested” due to their beneficial ownership of shares of Federated
Hermes, Inc. and due to positions they hold with Federated Hermes and its subsidiaries.
INDEPENDENT TRUSTEES BACKGROUND
Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
John G. Carson++** Birth Date: May 15, 1965 TRUSTEE Began serving: January 2024
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Chief Executive Officer,
Chief Investment Officer, Northstar Asset Management (Financial Services); formerly, Chief Compliance
Officer, Northstar Asset Management.
Other Directorships Held: None.
Qualifications: Mr. Carson has served in various business management roles throughout his career. Mr. Carson was a Vice President at the Glenmede Trust Company and a Managing Director at Oppenheimer & Company.
Prior to that he spent more than a decade with the Bank of America/Merrill Lynch as a Director of Institutional
Sales. Earlier on, Mr. Carson held similar positions for Wertheim Schroder/Schroders PLC and Drexel Burnham
Lambert.
2026
Annual Shareholder Report

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
G. Thomas Hough+ ++ Birth Date: February 28, 1955 TRUSTEE Began serving: January 2016
Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated
Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Member of the Compensation Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and Corporate Governance Committees,
Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with
Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School
Board of Visitors for the University of Alabama. Mr. Hough previously served as a Director and Member of the
Audit, Governance, and Compensation Committees at Publix Super Markets, Inc., as well as on the Business
School Board of Visitors for Wake Forest University. In addition, he previously served as an Executive
Committee member of the United States Golf Association.
2027
Karen L. Larrimer++ Birth Date: December 10, 1962 TRUSTEE Began serving: January 2025
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Executive Vice
President and Head of Retail Banking and Chief Customer Officer, The PNC Financial Services Group, Inc.
(Retired).
Other Directorships Held: None.
Qualifications: Ms. Larrimer has served in several business and financial management roles and directorship positions throughout her career. She previously held the position of Executive Vice President and Head of
Retail Banking and Chief Customer Officer, The PNC Financial Services Group, Inc. Prior to those roles, Ms.
Larrimer held several executive positions at PNC, including Chief Marketing Officer and Executive Vice
President for Business Banking. In addition to her various roles at PNC, Ms. Larrimer previously was an assistant director at Ernst & Young LLP and served in several leadership roles at Mellon Bank. Ms. Larrimer also currently holds the positions on not for profit or for profit boards of directors as follows: Director,
Highmark, Inc. (health insurance organization); Director, Modern Executive Solutions (executive search and advisory solutions firm); Director and former Chair, Children’s Museum of Pittsburgh; Director and former
Chair, United Way of Southwestern Pennsylvania; and Emeritus Director, Goodwill Industries Pittsburgh. Ms.
Larrimer has held the positions of: President, Duquesne Club of Pittsburgh; Trustee, Robert Morris University;
Director, PNC Foundation; and Director, numo (fintech incubator).
2028
Max F. Miller++ Birth Date: December 6, 1968 TRUSTEE Began Serving: January 2025
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Associate Professor,
Director of Entrepreneurial Studies, Director–Ignite Business Incubator, Washington & Jefferson College.
Other Directorships Held: None.
Qualifications: Mr. Miller has served in several legal, business, and academic roles and directorship positions throughout his career. Mr. Miller serves as Associate Professor of Business & Entrepreneurship, Director of
Entrepreneurial Studies, and Director of Ignite Business Incubator at Washington & Jefferson College. He also serves as President and Chief Tasting Officer of Raise Your Spirits, an experiential engagement firm. Mr. Miller previously served as Executive Vice President & Chief Operating Officer of Urban Innovation 21, an economic development focused public-private partnership; Director of VIP Experiences of MetroMe, a mobile app providing concierge services; Chief Administrative Officer and General Counsel of Big Brothers Big Sisters of
America; and Director of the University of Pittsburgh School of Law’s Innovation Practice Institute. Prior to
those roles, Mr. Miller held various operations, marketing and legal leadership roles at H.J. Heinz Company and was an attorney for Federated Investors, Inc. (now Federated Hermes, Inc.) from May 3, 1994, to
November 11, 1997.
2028
Frank J. Nasta++ Birth Date: October 11, 1964 TRUSTEE Began Serving: January 2025
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family;Chair of the Mutual Fund
Advisory Committee and the European Fund Advisory Committee (industry forums sponsored by Broadridge
Financial Solutions, Inc.)[1] (Retired).
Other Directorships Held: None.
Qualifications: Mr. Nasta has served in various legal, compliance, and business roles in the investment management industry throughout his career. He previously was a Managing Director of JPMorgan Chase & Co.
and Head of Legal for the JPMorgan U.S. Mutual Funds business. Prior to joining J.P. Morgan, Mr. Nasta was a
Partner, General Counsel, Corporate Secretary and Member of the Board of Directors of J. & W. Seligman, an
investment management firm. Mr. Nasta previously served as the chair of the Investment Company Institute’s
(the “ICI”) SEC Rules Committee, the ICI’s Mutual Funds Conference Advisory Committee, and the Investment
Management Regulation Committee of the New York City Bar Association. He also previously served as a
Director of The International Preschools in New York City.
1 Mr. Nasta served as Chair of these committees in the capacity of a non-employee consultant, has never been an employee of Broadridge Financial Solutions, Inc., and has resigned from these positions, effective
December 31, 2024, in connection with his election to the Board.
2026
Annual Shareholder Report

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
Thomas M. O’Neill++** Birth Date: June 14, 1951 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee and Chair of the Audit Committee of the Federated Hermes Fund
Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief
Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer,
The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.
2028
Madelyn Reilly++**+ Birth Date: February 2, 1956 TRUSTEE Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Senior Vice
President for Legal Affairs, General Counsel and Secretary of Board of Directors, Duquesne University
(Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career.
Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and Secretary of Board
of Directors and Director of Risk Management and Associate General Counsel, Duquesne University. Prior to
her work at Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise
Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy Hospital, and as a member of the Board of Directors of
Catholic Charities, Pittsburgh, and as a member of the Duquesne Kline Law School Advisory Board.
2026
John S. Walsh+**++ Birth Date: November 28, 1957 TRUSTEE Began serving: December 2002
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Chairman and Director,
Heat Wagon, Inc. (manufacturer of construction temporary heaters); Chairman and Director, Manufacturers
Products, Inc. (distributor of portable construction heaters); Chairman, Portable Heater Parts, a division of
Manufacturers Products, Inc.; formerly, President, Heat Wagon, Inc. and Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as President at Heat Wagon, Inc. (manufacturer of construction temporary heaters), Manufacturers Products, Inc. (distributor of portable construction heaters), and Portable Heater Parts, a division of Manufacturers Products, Inc. Mr. Walsh previously served as Vice
President, Walsh & Kelly, Inc. (paving contractors).
2026
+ Member of Executive Committee
** Member of Audit Committee
++ Member of Nominating Committee
OFFICERS
Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Jeremy D. Boughton Birth Date: September 29, 1976 TREASURER Officer since: March 2024
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President,
Federated Administrative Services, Federated Administrative Services, Inc., Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated
Investment Counseling, Federated Investment Management Company and Federated MDTA, LLC. Formerly, Controller,
Federated Hermes, Inc. and Financial and Operations Principal for Federated Securities Corp. Mr. Boughton has received the
Certified Public Accountant designation.
Previous Positions: Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer,
Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative
Services, Inc., Federated Securities Corp., Federated Advisory Services Company, Federated Equity Management Company
of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment
Management Company, Federated MDTA, LLC and Federated Hermes (UK) LLP, as well as other subsidiaries of Federated
Hermes, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Fund Family. He is Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior
Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services;
Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.;
Director and Secretary, Federated Private Asset Management, Inc.; and Secretary, Federated Shareholder Services Company.
Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated
Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice
President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc.
Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in
the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division
of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s
Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie
Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2025
federated hermes premier municipal income fund (the “Fund”)
At its meetings in May 2025 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering such information deemed necessary to evaluate the terms of the Contract and to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written report regarding data related to the Fund’s management fee (the “CCO Management Fee Report”). The Board considered the CCO Management Fee Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract.
In addition to the CCO Management Fee Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: (1) copies of the Contract; (2) the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; (3) Federated Hermes’ business and operations; (4) the Adviser’s investment philosophy, personnel and processes; (5) the Fund’s investment objective and strategies; (6) the Fund’s short-term and long-term performance - in absolute terms (both on a gross basis and net of expenses) and relative to an appropriate group of peer funds and its benchmark; (7) the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund - in absolute terms and relative to an appropriate group of peer funds, with due regard for contractual or voluntary expense limitations (if any); (8) the financial condition of Federated Hermes; (9) the Adviser’s profitability with respect to managing the Fund; and (10) the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board considered several factors it deemed relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund, including: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fees and expenses, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board considered that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
Annual Shareholder Report

In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders in the marketplace and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year. The Board recognized that its evaluation process is evolutionary and that the factors considered and the emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the full range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and evaluated Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Adviser, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program. The Board also took into account information concerning the Fund’s closed-end structure, as well as the Fund’s market prices, net asset values, trading volume data, distribution rates and other matters relevant to Fund shareholders.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
Annual Shareholder Report

The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark, performance attribution information and commentary on the effect of market conditions. The Board noted that it evaluated investment performance at meetings throughout the year and received reports from Federated Hermes regarding the performance of certain Federated Hermes Funds as well as Federated Hermes’ explanations for less favorable performance and any specific actions Federated Hermes had taken, or had determined to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (“Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s statement that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
The Board also considered comparative performance data from Lipper, Inc. that was included in reports provided to the Board throughout the year. The Board noted that differences may exist between the Performance Peer Group and Lipper peers and that the results of these performance comparisons may vary.
For the periods ended December 31, 2024, the Fund’s performance fell below the Performance Peer Group median for the three-year and five-year periods, and was above the Performance Peer Group median for the one-year period. The Board discussed the Fund’s performance with the Adviser, including the reasons for and any plans to seek to improve the Fund’s performance, and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, and total expense ratios relative to the overall category of peer funds selected by Morningstar (the “Expense Peer Group”).
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered closed-end funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered closed-end funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
Annual Shareholder Report

The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s statement that non-registered fund clients are inherently different products due to the following differences, among others: (i) types of targeted investors; (ii) applicable laws and regulations; (iii) legal structures; (iv) average account sizes; (v) portfolio management techniques made necessary by different cash flows and different associated costs; (vi) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing; (vii) SEC mandated risk management programs with respect to fund liquidity and use of derivatives; (viii) questions on regulatory reporting; (ix) a variety of different administrative responsibilities; and (x) degrees of risk associated with management. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s statement that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO emphasized that differences in fees for providing advisory services to other types of clients may not be appropriate when judging the appropriateness of the Federated Hermes Funds’ advisory fees because of the different services provided.
In the case of the Fund, the Board noted that Federated Hermes does not manage any other types of clients that are comparable to the Fund.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s statement that, while the cost allocation report applies consistent allocation processes for purposes of general comparison of funds, the inherent difficulties in arbitrarily allocating costs lacks precision and may cause the report to be unreliable because a single change in an allocation estimate can dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and can produce unintended consequences. In addition, the Board considered the CCO’s statement that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s statement that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly-held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s statement that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive and that Federated Hermes appeared financially sound, with the resources available to fulfill its contractual obligations.
Economies of Scale
The Board also considered whether the Fund might benefit from economies of scale. The Board noted that, as a closed-end fund, the Fund has made an offering of a fixed number of common shares and (other than the issuance of preferred shares contemplated at the time of the Fund’s initial public offering) has not made and does not expect to make additional offerings to raise more assets. As a result, the Fund is unlikely to grow materially in size. The Board noted that, as a consequence, there does not appear to be any meaningful economies of scale to be realized from internal growth. Accordingly, the Board concluded that this was not a particularly relevant consideration in its overall evaluation.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board considered that Federated Hermes may derive a benefit to its reputation as an adviser to the Fund, which may help in attracting other clients and investment personnel. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment
Annual Shareholder Report

advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts, including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered the CCO’s presentation and statements and the information accompanying the CCO Management Fee Report. The Board recognized that its evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
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Dividend Reinvestment Plan
The following description of the Fund’s Dividend Reinvestment Plan (the “Plan”) is furnished to you annually as required by federal securities laws.
Unless the registered owner of the Fund’s common shares elects to receive cash by contacting Computershare Trust Co., N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, as agent for shareholders in the Plan, in additional common shares of the Fund. Common shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Shares are registered in your name, or by contacting your bank, broker, or other nominee if your Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice to the Plan Administrator. Such notice will be effective for a dividend if received and processed by the Plan Administrator prior to the dividend record date; otherwise the notice will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which the shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution payable in cash (together, a “dividend”), non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (1) through receipt from the Fund of additional authorized but unissued common shares (“newly issued common shares”); or (2) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for a dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value (NAV) per common share, the Plan Administrator will invest the dividend amount on behalf of the participants in newly issued common shares. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per common share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any dividend, the NAV per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the day before the next “ex-dividend” date, which will be approximately ten days. If, before the Plan Administrator has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the NAV per common share at the close of business on the last purchase date; provided that, if the NAV is less than or equal to 95% of the then current market price per common share, the dollar amount of the dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
Annual Shareholder Report

In the case of record shareholders such as banks, brokers, or nominees which hold common shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record holder as held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.12 per share sold brokerage commission.
The Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend its Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43006, Providence, RI 02940-3078 or by telephone at (800) 730-6001.
The address of the principal office of the Fund is 4000 Ericsson Drive, Warrendale, PA 15086-7561.
The Fund’s transfer agent is Computershare Trust Company, N.A., 150 Royall Street, Suite 101, Canton, MA 02021.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
For each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
Source of Distributions–Notice
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at FederatedHermes.com/us.
Certification Disclosure
The Fund’s report on Form N-CSR filed with the SEC during the past fiscal year ended November 30, 2024 contained the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer regarding the quality of the Fund’s public disclosure required by Section 302 of the Sarbanes-Oxley Act.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called “householding”), as permitted by applicable rules. The Fund’s “householding” program covers its Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or email ceinfo@federatedhermes.com.
Annual Shareholder Report

Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including the possible loss of principal.
This Overview and Report is for shareholder information. This is not a Prospectus intended for use in the sale of Fund Shares. Statements and other information contained in this Overview and Report are as dated and subject to change.

Federated Hermes Premier Municipal Income Fund

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
CUSIP 31423P108
CUSIP 31423P504
29861 (1/26)
© 2026 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has determined that each of the following members of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: John G. Carson, Thomas M. O’Neill and John S. Walsh.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2025 – $47,919

Fiscal year ended 2024 – $46,076

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2025 - $0

Fiscal year ended 2024 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $1,683 respectively. Fiscal year ended 2024- Travel expenses for attendance at Board meeting.

(c)       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2025 - $0

Fiscal year ended 2024 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2025 - $0

Fiscal year ended 2024 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)       With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)       With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)       Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)       Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2025 – 0%

Fiscal year ended 2024 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2025 – 0%

Fiscal year ended 2024 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2025– 0%

Fiscal year ended 2024 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)       NA

(g)       Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2025 - $132,929

Fiscal year ended 2024 - $211,866

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants

The registrant has established an Audit Committee of the Board as described in Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee consists of the following Board members: John G. Carson, Thomas M. O’Neill, Madelyn A. Reilly and John S. Walsh.

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Companies

Not Applicable

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not Applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not Applicable

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the bases for approval of the Fund’s investment advisory contract is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser's general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the registrant’s investment objectives and the specific circumstances described in the proxy statement and other available information.

Corporate Governance

On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) has not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK or Ireland where this is market practice; (3) has become “overboarded” (i.e., more than five public company boards for retired executives and more than two such boards for CEOs); (4) is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent; (5) is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent; (6) is a non-independent member of the audit committee; (7) is the chair of the nominating or governance committee when the roles of chair of the board and CEO are combined and there is no lead independent director; (8) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (9) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year.

In addition, the Adviser will generally vote in favor of: (10) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (11) shareholder proposals to declassify the board of directors; (12) shareholder proposals to require a majority voting standard in the election of directors; (13) shareholder proposals to separate the roles of chair of the board and CEO; (14) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (15) shareholder proposals to eliminate supermajority voting requirements in company bylaws.

On other matters of corporate governance, generally the Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) on a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); and (4) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.

Notwithstanding the above, the Adviser may vote in a manner that diverges from the General Policy based on its evaluation of the specific facts and circumstances of the vote. For example, if a Federated Hermes investment professional has insights into a proxy voting issue as it relates to a specific portfolio company, the investment professional may determine to vote in a manner that contravenes the guidelines set out in the General Policy. The process for casting such votes will be overseen by the Proxy Voting Committee. See further the Proxy Voting Procedures below.

Shareholder Proposals on Environmental and Social Issues

The Adviser will vote shareholder proposals of an environmental or social nature on a case-by-case basis. The Adviser’s general approach to analyzing these proposals calls for considering the language of the proposal, and whether it is overly prescriptive, the financial materiality of the proposal’s objective and the practices followed by the company’s industry peers. This analysis utilizes research reports from the Adviser’s proxy service providers, company filings, as well as reports published by the company and other outside organizations.

Environmental

The Adviser will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives and oversight mechanisms, related to environmental risks. To reach a final voting decision, the Adviser will take into consideration:

•         The company’s current level of publicly available disclosure;

•         Whether the company has formally committed to implementation of a reporting program based on well-established, generally accepted frameworks;

•         Whether the company’s current level of disclosure is comparable to that of industry peers; and

•         Whether there are significant controversies or litigation associated with the company’s environmental performance.

Social

The Adviser will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make high-quality risk assessments of the company’s social issues, such as their humane capital management practices. The Adviser will generally oppose proposals calling for a change in the company’s product line or methods of distribution.

Political Activities

The Adviser will generally support enhanced disclosure of policies, practices, and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. The Adviser will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.

Capital Structure

On matters of capital structure, generally, the Adviser will vote: (1) on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%; (2) against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes; (3) in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Some foreign issuers annually request shareholders to approve general share issuance authorities as a matter of routine business. On these matters, the Adviser will vote in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would unreasonably dilute existing shareholders.

Executive Compensation

Votes on executive compensation come in many forms, including, but not limited to: advisory votes on U.S. executive compensation plans (“Say On Pay”); advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans; and votes to approve new equity plans or amendment to existing plans. Generally, the Adviser will support compensation arrangements that are believed to sufficiently align executive compensation outcomes with the company’s long-term performance.

Say On Pay

The Adviser will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. We support the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

Remuneration Policy

In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Adviser will generally support these proposals unless:

•         The design of the remuneration policy fails to appropriately link executive compensation with corporate performance and shareholder value;

•         Total compensation appears excessive relative to the company’s industry peer group considering local market dynamics; or

•         There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.

Remuneration Report

Markets with remuneration policy proposals typically also feature proposals which request shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. The Adviser will generally support these proposals unless:

•         Implementation decisions during the period in question are not appropriately aligned with corporate performance and shareholder value; or

•         The level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report.

Equity Plans

The Adviser will generally vote in favor of equity plan proposals unless they:

•         Result in unreasonable dilution to existing shareholders;

•         Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or

•         Omit the criteria for determining the granting or vesting of awards.

M&A Activity

On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions, and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

Contested Elections

If a shareholders meeting is contested - that is, shareholders are presented with director nominees from company management and nominees from one or more dissident shareholders - the Adviser will analyze the proposed business strategies of both groups and vote in a way that maximizes expected total return for the registrant.

Cost/Benefit Analysis

In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Securities Lending Recall

To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting concerns issues that the Adviser believes materially affect shareholder value, provided that the Adviser considers that the benefits of voting on the securities are greater than the associated costs, including the opportunity cost of the lost revenue that would otherwise be generated by the loan. There can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.

Issuer Feedback

The Adviser will consider feedback from issuers on the voting recommendations of the Adviser’s proxy service provider(s) if the feedback is provided at least five days before the voting cut-off date.

Best Efforts

If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.

For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy service provider is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Team (PVT) and overseen by the PVMG. The PVT comprises a team of professionals who specialize in proxy voting and corporate governance best practices. In addition to managing the operational aspects of proxy vote execution, the PVT’s responsibilities include: engaging with investee companies on proxy voting and corporate governance matters; managing the relationship with, and monitoring the effectiveness of, Federated Hermes’ proxy service providers, and reporting on these to the PVMG and Proxy Committee; providing input on specific case-by-case vote decisions made by the Adviser’s investment professionals; facilitating the proxy voting process, including by presenting the proxy voting decisions made by the Adviser’s investment professionals to the Proxy Committee; preparing proxy voting data for filing on Form N-PX with the U.S. Securities and Exchange Commission; providing proxy voting reports to clients and investment companies as they are requested from time to time; and, keeping the Proxy Committee informed of any emerging or developing issues related to corporate governance and proxy voting to guide future policy development.

The Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions may call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee. The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Adviser has hired a proxy voting service provider to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy service provider with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. If the Standard Voting Instructions require case-by-case handling for a proposal, the PVT will work with the investment professionals and the proxy service provider to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy service provider. Further, if the Standard Voting Instructions require the PVT to analyze a ballot question and make the final voting decision, the PVT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the registrant (and its shareholders) and those of the Adviser or the Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Adviser has implemented the following procedures to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, as to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as “proportional voting.” If the registrant owns shares of another Federated Hermes, Inc. (“Federated Hermes”) mutual fund, generally the Adviser will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the registrant owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the registrant's proxies for that fund depending on the size of the position. If the registrant owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the registrant's proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the registrant owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisors' Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting, and the proxy advisory firm has published a research report which includes voting recommendations. In another example, a proxy advisory firm consulting client may be a public company on which the proxy advisory firm will write a research report, with voting recommendations, for its institutional clients. These and similar situations give rise to an actual or apparent conflict of interest.

To mitigate concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, the Adviser will take the following steps:

A due diligence team made up of employees of the Adviser and/or its affiliates will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.

If a proxy advisory firm provides material consulting services to corporate issuers, the PVT will annually review a sample of the proxy advisor’s research reports on those issuers which are consulting clients to assess potential bias in its voting recommendations. If evidence of bias is found, the results of the examination will be presented to the Proxy Voting Management Group and a decision would be made as to the further use of that advisory firm’s research reports.

Whenever the standard voting guidelines call for voting a proposal in accordance with a proxy advisory firm’s recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVT will take the following steps: (a) the PVT will obtain a copy of the research report published by an alternative proxy advisory firm for that issuer; and (b) the Director of Proxy Voting, or their designee, will review both proxy advisory firm research reports and determine what vote will be cast. The PVT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the registrant voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the registrant at www.FederatedHermes.com/us/FundInformation. Form N-PX filings are also available (i) without charge, upon request, by calling the registrant at 1-800-341-7400, Option #4; and (ii) on the SEC's website at www.sec.gov.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.[1]

R.J. Gallo

R.J. Gallo, CFA, Senior Portfolio Manager, has been the registrant’s portfolio manager since its inception in December of 2002.

Mr. Gallo is Head of the Municipal Bonds Group and Head of the Duration Committee. He is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A., University of Michigan; M.P.A., Princeton University.

Portfolio Manager Information

The following information about the registrant’s portfolio manager is provided as of the end of the registrant's most recently completed fiscal year.

Other Accounts Managed by Richard J. Gallo	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	4/$17.1 billion
Other Pooled Investment Vehicles	1/$429.5 million
Other Accounts	0/$0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Richard J. Gallo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (Federated Hermes). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e. S&P Municipal Bond Index reweighted 40% AAA&AA-rated, 27.5% A-rated, 17.5% BBB-rated, 15% High Yield, 3 years and longer maturity) and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Gallo is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Gallo is responsible when his compensation is calculated may be equal or can vary.

In addition, Mr. Gallo has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes senior management’s assessment of team contributions.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of four IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Lee R. Cunningham II2

Lee R. Cunningham II, Senior Portfolio Manager, has been the registrant’s portfolio manager since its inception in December of 2002.

Mr. Cunningham is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1995; has worked in investment management since 1995; has managed investment portfolios since 1998. Education: B.S., University of Pennsylvania; M.B.A., University of Pittsburgh.

Portfolio Manager Information

The following information about the registrant’s portfolio manager is provided as of the end of the registrant's most recently completed fiscal year.

Other Accounts Managed by Lee Cunningham	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	3/$758.3 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Lee Cunningham is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (Federated Hermes). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e. S&P Municipal Bond Index reweighted 40% AAA&AA-rated, 27.5% A-rated, 17.5% BBB-rated, 15% High Yield, 3 years and longer maturity) and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Cunningham is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Cunningham is responsible when his compensation is calculated may be equal or can vary.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than the weighting assigned to certain other accounts used to determine IPP, and is lesser than the weighting assigned to certain other accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

1 Effective February 27, 2026, Derek Plaski, CFA, and Ann Ferentino, CFA, will be added to the Fund’s portfolio management team in anticipation of the retirement of Lee R. Cunningham II.

2 Effective April 1, 2026, Lee R. Cunningham II, Senior Portfolio Manager for the Fund, will retire and no longer serve as a portfolio manager to the Fund as of that date.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

NOTE:

On September 13, 2024, the Fund commenced a cash tender offer for up to 32% of its outstanding common shares at a price per share equal to 99% of its NAV per share as determined as of the close of regular trading on the New York Stock Exchange on October 11, 2024, the expiration date of the offer. As the tender offer was oversubscribed, the Fund purchased the maximum number of shares offered in the tender offer (based on shares outstanding as of October 11, 2024, or 3,679,390 shares).

Item 15.	Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 16.	Controls and Procedures.

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable. The registrant does not currently participate in a securities lending program and did not engage in any securities lending activities during the period of this report.

Item 18.	Recovery of Erroneously Awarded Compensation

(a)       Not Applicable

(b)       Not Applicable

Item 19.	Exhibits

(a)(1) Not Applicable

(a)(2) Not Applicable

(a)(3) Certifications of Principal Executive Officer and Principal Financial Officer

(a)(4) Not Applicable

(a)(5) Not Applicable

(b)       Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Federated Hermes Premier Municipal Income Fund

By: /s/ Jeremy D. Boughton
Jeremy D. Boughton, Principal Financial Officer

Date: January 23, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer

Date: January 23, 2026

By: /s/ Jeremy D. Boughton
Jeremy D. Boughton, Principal Financial Officer

Date: January 23, 2026